                                                                   EXHIBIT 10.38

                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                     ---------
April 10, 1996, is entered into by and among McKesson Corporation, a Delaware corporation (the "Company"), Medis Health and Pharmaceutical Services Inc., an
                  -------
Ontario corporation and indirect wholly-owned subsidiary of the Company ("Medis"), the several financial institutions party to the Credit Agreement (the
  -----
"Banks"), Bank of America Canada, as administrative agent with respect to the
 -----
Tranche B Canadian Loans and the Bankers' Acceptance Facility (the "Canadian
                                                                    --------
Administrative Agent"), The Chase Manhattan Bank, N.A., as co-agent for the
--------------------
Banks (the "Co-Agent"), and Bank of America National Trust and Savings
            --------
Association, as agent for the Banks (the "Agent").
                                          -----

                                    RECITALS
                                    --------

     A. The Company, Medis, Banks, Canadian Administrative Agent, Chemical Bank, as co-agent, and Agent are parties to a Credit Agreement dated as of March 31, 1995, as amended by a First Amendment to Credit Agreement dated as of August 31, 1995 (as so amended, the "Credit Agreement") pursuant to which the Banks
                              ----------------
have extended certain credit facilities to the Company and Medis.

     B. The obligations of Medis under the Loan Documents are guaranteed by the Company pursuant to a Guaranty dated as of March 31, 1995 by the Company in favor of the Agent and the Banks (the "Guaranty").
                                       --------

     C. The obligations of the Company under the Credit Agreement, the Guaranty and the other Loan Documents are secured by that certain Pledge and Security Agreement dated as of August 31, 1995 among MacFor International Finance Company, a Delaware corporation and a Wholly-Owned Subsidiary of the Company

("MacFor"), and the Agent (the "Pledge Agreement").
--------                        ----------------

     D. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     E. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit Agreement, as applicable.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a) Section 1.01 of the Credit Agreement shall be amended at the defined term "Approved Custodian" by amending and restating such defined term in its entirety as follows:

          "'Approved Custodian' means BofA, in its capacity as the initial
            ------------------
     custodian under the Custodial Agreement and its successors and assigns, any Bank (or any Affiliate of a Bank), The Bank of New York, as successor-by-assignment to BofA, and any other Persons that may be approved in writing as additional or successor custodians by the Company, the Agent and Majority Banks."

          (b) Section 1.01 of the Credit Agreement shall be amended at the defined term "Revolving Termination Date" by replacing the date "March 31, 2000" with the date "July 31, 2001".

          (c) Schedule 2.01 to the Credit Agreement shall be amended and restated in its entirety in the form of Schedule 2.01 attached hereto.

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement and of Macfor in the Collateral Documents to which it is a party are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of April 10,
         --------------
1996 (the "Effective Date"), provided that each of the following conditions
           --------------    --------
precedent is satisfied:

          (a) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the

Agent, an executed facsimile copy) of this Amendment, together with a duly executed MacFor Acknowledgment and Consent in the form attached hereto (the "Consent").
 -------

          (b) The Agent has received from the Company and MacFor a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment or the Consent, as applicable.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Guarantor Acknowledgement and Consent.  The Company, in its capacity
          -------------------------------------
as Guarantor under the Guaranty, acknowledges and consents to the execution, delivery and performance hereof by the parties hereto and reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim.

     7.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents related hereto.

          (h) From and after the Effective Date, neither of Chemical Bank or Chemical Bank of Canada shall be a Bank under the Credit Agreement and neither shall have any further Commitment thereunder and Chemical Bank shall no longer be co-agent under the Credit Agreement; provided, that the provisions of Article
                                        --------
III and Sections 10.04 and 10.05 of the Credit Agreement shall continue to inure to the benefit of Chemical Bank and Chemical Bank of Canada to the extent relating to the time prior to the Effective Date.

          (i) From and after the Effective Date, The Chase Manhattan Bank, N.A. shall be Co-Agent under the Credit Agreement. Except as set forth in the second sentence of Section 9.09 of the Credit Agreement, the Co-Agent shall not have any duties or other obligations in its capacity as Co-Agent under the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                  MCKESSON CORPORATION


                                  By: __________________________
                                  Title: _______________________


                                  MEDIS HEALTH AND
                                  PHARMACEUTICAL SERVICES INC.


                                  By:  _________________________
                                  Title:  ______________________


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as
                                  Agent


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Bank


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA CANADA, as a
                                  Bank


                                  By: _________________________
                                  Title: ______________________

                                  THE CHASE MANHATTAN BANK N.A.,
                                  as a Bank and as Co-Agent


                                  By: ______________________
                                  Title: ___________________


                                  THE CHASE MANHATTAN BANK OF CANADA


                                  By: ______________________
                                  Title: ___________________


                                  CHEMICAL BANK


                                  By: _________________________
                                  Title: ______________________



                                  CHEMICAL BANK OF CANADA


                                  By: _________________________
                                  Title: ______________________



                                  MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                                  By: _________________________
                                  Title: ______________________


                                  MORGAN BANK OF CANADA


                                  By:  ________________________
                                  Title:  _____________________

                                  FIRST INTERSTATE BANK OF
                                  CALIFORNIA


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  ABN AMRO BANK N.V.


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  ABN AMRO BANK CANADA
                                  MONTREAL BRANCH


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO


                                  By: _________________________
                                  Title: ______________________

                                  TORONTO DOMINION (TEXAS), INC.


                                  By: _________________________
                                  Title: ______________________


                                  THE TORONTO-DOMINION BANK


                                  By: _________________________
                                  Title: ______________________



Acknowledged as of April 10, 1996


BANK OF AMERICA CANADA,
as Canadian Administrative Agent

By:  _______________________________
Title:  ____________________________

                             MACFOR ACKNOWLEDGMENT
                                  AND CONSENT
                            ------------------------



         The undersigned hereby (i) acknowledges and consents to the execution, delivery and performance by Company of the foregoing Second Amendment to Credit Agreement (the "Amendment"), and (ii) reaffirms and agrees that the Pledge
                ---------
Agreement and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement and the other Loan Documents are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)



                               MACFOR INTERNATIONAL FINANCE
                               COMPANY


Dated: April 10, 1996          By:____________________________

                               Title: ________________________

                                 SCHEDULE 2.01
                                 -------------
                  COMMITMENTS/PRO RATA SHARES/AFFILIATE BANKS
                  -------------------------------------------


A.  Tranche A Banks
    ---------------

                                                           Tranche A          Tranche A
Bank                    Commitment    Pro Rata Share      Commitment       Pro Rata Share
----                   ------------   --------------      ----------       --------------
Bank of America        $ 55,000,000     22.000000000%     $ 33,846,155     19.340660000%
 National Trust
 and Savings
 Association

The Chase              $ 50,000,000     20.000000000%     $ 30,769,231     17.582417714%
 Manhattan Bank
 N.A.

Morgan Guaranty        $ 30,000,000     12.000000000%     $ 18,461,538     10.549450286%
 Trust Company of
 New York

First Interstate       $ 25,000,000     10.000000000%     $ 25,000,000     14.285714286%
 Bank of
 California

ABN AMRO Bank          $ 30,000,000     12.000000000%     $ 18,461,538     10.549450286%
 N.V.

The First              $ 30,000,000     12.000000000%     $ 30,000,000     17.142857143%
 National Bank of

 Chicago
Toronto Dominion       $ 30,000,000     12.000000000%     $ 18,461,538     10.549450286%
 (Texas), Inc.

Total:                 $250,000,000              100%     $175,000,000              100%

                                   Schedule
                                     2.01

B.  Tranche B Banks
    ---------------
                                                                       Tranche B
                                                                      Commitment of
                                                                       Bank and      Tranche B
                      Affiliate        Domestic        Canadian        Affiliate       Pro
Bank                    Bank             Bank            Bank        Bank Combined    Rata Share
----                -----------     -----------      ----------      -------------    ----------
Bank of             Bank of         Bank of          Bank of            $21,153,845   28.205126667%
 America            America         America          America
 National           Canada          National         Canada
 Trust &                            Trust &
 Savings                            Savings
 Association                        Association

The Chase           The Chase       The Chase        The Chase          $19,230,769   25.641025333%
 Manhattan          Manhattan       Manhattan        Manhattan
 Bank N.A.          Bank of         Bank N.A.        Bank of
                    Canada                           Canada

Morgan              Morgan Bank     Morgan           Morgan Bank        $11,538,462   15.384616000%
 Guaranty           of Canada       Guaranty         of Canada
 Trust Company                      Trust Company
 of New York                        of New York

ABN AMRO Bank       ABN AMRO        ABN AMRO Bank    ABN AMRO           $11,538,462   15.384616000%
 N.V.               Bank            N.V.             Bank
                    Canada                           Canada

Toronto             The Toronto-    Toronto          The Toronto-       $11,538,462   15.384616000%
 Dominion           Dominion Bank   Dominion         Dominion Bank
 Texas, (Inc.)                      Texas, (Inc.)

Total:                                                                  $75,000,000            100%
